                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [ ] Preliminary Proxy Statement


         [X] Definitive Proxy Statement

         [ ] Definitive Additional Materials
         [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                    ARK FUNDS
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X] No fee required

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
             0-11

(1)      Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
(2)      Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


--------------------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------
(5)      Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount Previously Paid:

--------------------------------------------------------------------------------

(2)      Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3)      Filing Party:

--------------------------------------------------------------------------------

(4)      Date Filed:

--------------------------------------------------------------------------------

                                   ARK FUNDS

                    INTERNATIONAL EQUITY SELECTION PORTFOLIO
                            ONE FREEDOM VALLEY DRIVE
                                 OAKS, PA 19456

                                                                   July 14, 2000

Dear Shareholder:

    The Board of Trustees ("Board") of the ARK Funds ("Trust") has voted to amend the investment policies of the International Equity Selection Portfolio ("Portfolio"), a series of the Trust. As you are aware, the Portfolio currently seeks to achieve its investment objective of long-term capital appreciation by investing primarily in shares of mutual funds that purchase common stock and other equity securities of companies located outside of the United States. Under the proposal approved by the Board, the Portfolio would redeem its investments in the mutual fund companies and directly invest primarily in the securities of non-U.S. issuers.

    The Board believes that the proposed change in investment policy would benefit the Portfolio and its shareholders. By investing directly in equity securities of foreign markets, the Portfolio would be more efficient to manage and administer. Shareholders will be asked to approve a change in the Portfolio's investment policy whereby the Portfolio would invest primarily in the securities of companies located in countries other than the United States. Shareholders will also be asked to approve a related increase in the investment advisory fee payable by the Portfolio and an investment subadvisory contract.

    Accordingly, a special meeting of shareholders ("Meeting") will be held on August 8, 2000. Attached are the Notice and Proxy Statement for the Meeting, which describe the proposals on which you are being asked to vote. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THESE PROPOSALS.

    Your vote is important. Please take a moment now to sign and return your proxy card(s) in the enclosed postage-paid envelope.

    Thank you for your attention to this matter and for your continued investment in the Portfolio.

                                           Very truly yours,

                                           /s/ WILLIAM H. COWIE, JR.
                                           WILLIAM H. COWIE, JR.
                                           Chairman of the Board

                                   ARK FUNDS

                    INTERNATIONAL EQUITY SELECTION PORTFOLIO
                            ONE FREEDOM VALLEY DRIVE
                                 OAKS, PA 19456

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 8, 2000

To Our Shareholders:

    Notice is hereby given that a Special Meeting of Shareholders of the International Equity Selection Portfolio (the "Portfolio") of ARK Funds (the "Trust") will be held at 3:00 p.m. Eastern time on August 8, 2000 at Allfirst Trust Company N.A., 25 S. Charles Street, 16th Floor, Baltimore, Maryland, for the following purposes:

        1. To approve a change in investment policy whereby the Portfolio would seek its investment objective by investing directly in the securities of companies located in countries other than the United States, rather than in shares of mutual funds investing in these companies.

        2. To approve an increase in the investment advisory fee payable by the Portfolio to Allied Investment Advisors, Inc.

        3. To approve an investment subadvisory contract with AIB Govett, Inc.

        4. To consider and act upon any other business that may properly come before the meeting and any adjournments thereof.

    Shareholders of record of the Portfolio as of the close of business on June 30, 2000 are entitled to notice of and to vote at the meeting and any adjournments thereof.

                                           By Order of the Board of Trustees,

                                           /s/ THOMAS R. RUS
                                           THOMAS R. RUS
                                           Secretary
July 14, 2000

           YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

    ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED FORM OF PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

    TO AVOID THE ADDITIONAL EXPENSE TO THE TRUST OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                                   ARK FUNDS

                    INTERNATIONAL EQUITY SELECTION PORTFOLIO
                            ONE FREEDOM VALLEY DRIVE
                                 OAKS, PA 19456

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 8, 2000

     This proxy statement is being furnished to shareholders in connection with the solicitation of proxies by the Board of Trustees ("Board") of ARK Funds (the "Trust"). These proxies are to be used at the Special Meeting of Shareholders of the Trust's International Equity Selection Portfolio ("Portfolio") and at any adjournment thereof ("Meeting") to be held at 3:00 p.m. Eastern time on August 8, 2000 at Allfirst Trust Company N.A., 25 S. Charles Street, 16th Floor, Baltimore, Maryland. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Special Meeting of Shareholders.

     The close of business on June 30, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. As of the record date, the Portfolio had 239,699 Retail Class A and 2,987,871 Institutional Class shares outstanding and entitled to vote.

     Each share will be entitled to one vote for each proposal at the Meeting. It is expected that the Notice of Special Meeting of Shareholders, Proxy Statement and form of Proxy will first be mailed to shareholders on or about July 17, 2000.

     The Trust's most recent Annual Report has previously been sent to shareholders and may be obtained without charge by calling toll-free 1-888-4ARK-FUND or by writing to ARK Funds, P.O. Box 8525, Boston, MA 02266-8525.

     If the accompanying form of Proxy is properly executed and returned, shares represented by it will be voted at the Meeting, or any adjournments thereof, in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR all proposals. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Trust, by execution of a subsequent Proxy or by attendance at the Meeting. If sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast, provided a quorum is present. In such case, the persons named as proxies will vote those Proxies, which they are entitled to vote for any such item in favor of such an adjournment, and will vote those Proxies required to be voted against any such item against any such adjournment. In the event that the Meeting is adjourned, the same procedures will apply at a later Meeting date.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment. In addition, abstentions and broker non-votes will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal, and therefore abstentions and broker non-votes effectively will be a vote against any proposal where the required vote is a percentage of the shares present.

     As of the record date, June 30, 2000, there is no person who, to the knowledge of management, owned beneficially more than 5% of the outstanding shares of the Portfolio. To the knowledge of management, the executive officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Portfolio as of June 30, 2000.

                                PROPOSAL NO. 1:

  APPROVAL OF A CHANGE IN INVESTMENT POLICY WHEREBY THE PORTFOLIO WOULD INVEST PRIMARILY IN THE SECURITIES OF COMPANIES LOCATED IN COUNTRIES OTHER THAN THE
    UNITED STATES, RATHER THAN IN SHARES OF MUTUAL FUNDS INVESTING IN THESE
                                   COMPANIES.

BACKGROUND

     The Portfolio currently seeks to achieve its investment objective of long-term capital appreciation by operating as a "fund of funds" whereby the Portfolio invests primarily in the shares of other mutual funds ("underlying funds"). The portfolios of the underlying funds consist primarily of equity securities of non-U.S. issuers. Under normal market conditions, the Portfolio normally invests at least 65% of its total assets in underlying funds that are international equity funds. International equity funds are those investment companies which invest primarily in equity securities of companies located in three or more countries outside the United States.

DESCRIPTION OF CHANGE IN INVESTMENT POLICY

     The Board believes that changing the Portfolio's investment policy would be beneficial to the Portfolio and its shareholders. Under the proposal, the Fund would redeem its investments in the underlying funds and directly invest primarily in the securities of non-U.S. issuers. This increased investment flexibility may enable the Portfolio to enhance the Portfolio's investment performance through consolidation of its strategy, decisionmaking, and trading activity within a single investment management organization. However, there can be no assurance that the proposal will lead to better performance. Control over investment strategy and trading would thus move directly to portfolio managers employed by the Portfolio's investment advisor or subadvisor.

     The proposed change would not involve any change to the Portfolio's investment objective. In order to effect the proposal, however, shareholders of the Portfolio need to approve certain changes to the Portfolio's operations. These changes are (1) the approval of a change in investment policy whereby the Portfolio would invest primarily in the securities of companies located in countries other than the United States, rather than in shares of mutual funds investing in these companies, described in this Proposal 1; (2) the approval of an increase in the investment advisory fee payable by the Portfolio to Allied Investment Advisors, Inc., which is described in Proposal 2; and (3) the approval of an investment subadvisory contract with AIB Govett, Inc., which is described in Proposal 3.

BOARD CONSIDERATIONS

     At a meeting on December 10, 1999, the Board determined that it would be in the best interest of the Portfolio and its shareholders to change the investment policy of the Portfolio from a fund of funds to a direct investment structure whereby the Portfolio would directly invest in the securities of non-U.S. issuers. During this meeting, the anticipated effects of the proposal on the Portfolio were described, including the potential improvement in the Portfolio's performance and marketability. In connection with its review of the proposal, the Board considered the performance of the Portfolio, the potentially beneficial impact of the restructuring on the Portfolio and its shareholders; comparative information about other funds and their fees and expenses; and the likely costs associated with the restructuring (including shareholder solicitation costs and brokerage costs related to the Portfolio's initial investments in equity securities). The Board also considered the fact that the sales load applicable to the Retail Class A Shares of the Portfolio would be increased to a level comparable to the Trust's other equity portfolios upon implementation of the proposed change.

     The Board noted that changing the investment policy of the Portfolio would result in a more simple structure, which would greatly enhance the Portfolio's ability to manage the direct investment of its assets in particular industries and issuers in which the underlying funds were invested. Additionally, as the Portfolio is currently structured, there is no uniformity of investment analysis and management style on the underlying fund level because each underlying fund performs these functions differently. The proposed change in investment policy would promote uniformity of analysis and management style because analysis and management would occur on the Portfolio level. As a result, the Portfolio would have an increased need for direct investment management services, including fundamental and other investment analyses as well as trade execution services. The Board also considered that investors generally prefer to invest in an individually managed Portfolio rather than a fund of funds. An individually managed Portfolio is better able to manage issuer and industry diversification and selection.

     The Board considered each of the foregoing factors. Based upon these considerations, the Board, including its members who are not interested persons of the Portfolio (as that term is defined in the 1940 Act) ("Independent Trustees"), unanimously approved the proposed change in the Portfolio's investment policy whereby the Portfolio would invest primarily in the securities of companies located in countries other than the United States and recommended approval by the shareholders.

VOTE REQUIRED

     Approval of Proposal 1 requires the affirmative vote of the holders of the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding Portfolio shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding shares of the Portfolio entitled to vote at the Meeting.

                         THE BOARD RECOMMENDS THAT YOU
                             VOTE "FOR" PROPOSAL 1.

                                PROPOSAL NO. 2:

APPROVAL OF AN INCREASE IN THE INVESTMENT ADVISORY FEE PAYABLE BY THE PORTFOLIO
                      TO ALLIED INVESTMENT ADVISORS, INC.

     Shareholders are being asked to approve an amendment to the Investment Advisory Agreement between Allied Investment Advisors, Inc. ("AIA") and the Trust with respect to the Portfolio. The amendment will authorize an increase in the AIA's fee with respect to advisory services provided to the Portfolio. Under the proposed restructuring explained in Proposal 1, to the extent that the Portfolio directly invests all of its assets in the securities of non-U.S. issuers, and not in other mutual funds, the Portfolio would have an increased need for direct investment management services by AIA. For this reason, the Trust's current advisory agreement's compensation schedule with respect to the Portfolio would be revised to increase the advisory fee paid on behalf of the Portfolio, from an annual rate of 0.65% of the Portfolio's average daily net assets to an annual rate of 1.00% of the Portfolio's average daily net assets.

     AIA does not currently serve as investment advisor to another international equity mutual fund. However, AIA will serve as investment advisor to the ARK Emerging Markets Equity Portfolio, which is expected to commence operations in August 2000. The investment advisory fee payable by the ARK Emerging Markets Equity Portfolio will be 1.00%.

     Under the Trust's current arrangement, AIA has contractually agreed to waive its advisory fees and/or reimburse the Portfolio to the extent necessary to ensure that the Portfolio's total annual operating expenses do not exceed

1.14% for Retail Class A Shares and 0.97% for Institutional Class Shares. In addition, AIA is voluntarily waiving a portion of the fees in order to keep total operating expenses from exceeding 1.05% for Retail Class A Shares and 0.94% for Institutional Class Shares. If the Portfolio invests all of its assets in the securities of non-U.S. issuers, as proposed, AIA has contractually agreed to waive fees and reimburse expenses for the Retail Class A and Institutional Class Shares in order to keep total operating expenses from exceeding 1.50% and 1.40%, respectively, until August 31, 2001.

     A description of the proposed amendment to the advisory agreement is provided below under "The Proposed Amendment to the Investment Advisory Agreement." A summary of the Board's considerations is provided below under "Board Considerations."

CURRENT INVESTMENT ADVISORY AGREEMENT

     AIA currently serves as investment advisor to the Portfolio pursuant to an Investment Advisory Agreement between the Trust and AIA dated February 12, 1998 ("Advisory Agreement"). The Advisory Agreement was approved by the shareholders of the Portfolio on or about February 4, 1998. Pursuant to the Advisory Agreement, with the Trust, AIA, subject to the control and supervision of the Trust's Board and in conformance with the stated investment objectives and policies of the Portfolio, actively manages the investment and reinvestment of the assets of the Portfolio. In this regard, it is the responsibility of AIA to make investment decisions for the Portfolio and to place the Portfolio's purchase and sales orders or, subject to any approvals required by the 1940 Act, to delegate its duty to make investment decisions and to place purchase and sales orders to one or more investment subadvisors with respect to some or all of the Portfolio's assets. In the event of such a delegation, AIA is obligated to monitor the activities of the subadvisors, review the activities of the subadvisors to ensure compliance with applicable investment objectives and guidelines, render such reports to the Board as may be requested and provide to the subadvisors such advice as they may reasonably request. AIA has not exercised its authority to delegate certain duties with respect to all of the Portfolio's assets.

     Under the Advisory Agreement, AIA bears all expenses incurred by it in performing its duties as investment advisor. The Trust bears all expenses, not specifically assumed by AIA, incurred in the conduct of its operations, including, without limitation, the following: (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (b) fees payable to, and expenses incurred on behalf of the Trust by, AIA; (c) expenses of organizing the Trust; (d) filing fees and expenses relating to the registration and qualification of the Trust's shares and the Trust under federal and/or state securities laws and maintaining such registrations and qualifications; (e) fees and salaries payable to the Trust's trustees and officers; (f) taxes (including any income or franchise taxes) and governmental fees; (g) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (h) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust for violation of any law; (i) legal, accounting and auditing expenses, including legal fees of special counsel at any time retained for those members of the Board who are not interested persons of the Trust and expenses relating to the use of consulting services by the Trust provided that the use of such services is approved by the Trust's trustees; (j) charges of custodians, transfer agents and other agents; (k) costs of preparing share certificates; (l) expenses of setting in type and printing prospectuses and supplements thereto for existing shareholders, reports, shareholder reports, and proxy materials;
(m) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders as well as shareholder reports and proxy material; (n) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust; (o) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (p) costs of mailing and tabulating proxies and costs of shareholders and trustees meetings; and (q) the cost of investment company literature and other publications provided by the Trust to its trustees and officers. All expenses are allocated among the Trust's portfolios in accordance with the Trust's Agreement and Declaration of Trust and the provisions of the 1940 Act.

     The Advisory Agreement provides that, with respect to the Portfolio, neither AIA nor its personnel shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Portfolio, except a loss resulting from the willful misfeasance, bad faith or gross negligence of AIA in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement. It also provides that AIA may render services to others.

     The Advisory Agreement continues in effect for a period of one year from the date of the Agreement, and thereafter for successive one-year periods, only if each renewal is specifically approved by (a) a vote of a majority of those members of the Board who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (b) all of the members of the Board or by vote of the holders of a majority of the outstanding voting securities of the Trust. The Advisory Agreement is terminable with respect to a Portfolio without penalty on 60 days' written notice when authorized either by a vote of the shareholders of the Portfolio or by a vote of a majority of the trustees, or by AIA, on 60 days' written notice, and will terminate automatically in the event of its assignment.

     As compensation for the services rendered by AIA under the Advisory Agreement, the Trust pays AIA, monthly, an advisory fee calculated by applying an annual rate equal to 0.65% of the Portfolio's average daily net assets.
AIA -- and not the Trust -- is solely responsible for paying the fees of any subadvisors to whom AIA delegates any duties as described above. AIA has contractually agreed to waive its advisory fees and reimburse the Portfolio's operating expenses to the extent necessary to ensure that the Portfolio's total operating expenses do not exceed 1.14% for Retail Class A shares and 0.97% for Institutional Class shares until August 31, 2001. Any waivers and/or reimbursements will have the effect of lowering the overall expense ratio for the Portfolio and increasing its overall return to investors at the time any such amounts are waived and/or reimbursed.

PROPOSED AMENDMENT TO THE ADVISORY AGREEMENT

     The amended Advisory Agreement will be identical to the current Advisory Agreement described above with the exception of the proposed revision to the compensation schedule. Under the proposed amendment, the Advisory Agreement's compensation schedule would be revised to increase the advisory fee paid under the agreement from an annual rate of 0.65% of the Portfolio's average daily net assets to an annual rate of 1.00% of the Portfolio's average daily net assets. The Board of Trustees has approved the proposed increase in connection with the portfolio-restructuring proposal described under Proposal 1.

     Set forth below are tables which show the fees and expenses for the Portfolio for the current fiscal year and a pro forma adjustment thereof which reflects the restructuring of the Portfolio from a fund of funds to a direct investment structure. The Portfolio's current structure is subject to a limitation in the 1940 Act that restricts the maximum sales charge applicable to the Portfolio's shares to 1.50% of the offering price. If the proposed change in the investment policy of the Portfolio is implemented, this restriction would no longer be applicable. In such case, the maximum sales charge applicable to the Portfolio's Retail Class A Shares would be increased to 4.75% so that it is comparable to the sales charges applicable to the Retail Class A Shares of the Trust's other equity portfolios. This increase is reflected in the table below.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                 CURRENT   PRO FORMA      CURRENT        PRO FORMA
                                 RETAIL     RETAIL     INSTITUTIONAL   INSTITUTIONAL
                                 CLASS A    CLASS A        CLASS           CLASS
                                 -------   ---------   -------------   -------------
Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage of offering
  price).......................   1.50%      4.75%         None            None
Maximum Deferred Sales Charge
  (Load) (as a percentage of
  net asset value).............   None       None          None            None
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends and other
  Distributions (as a
  percentage of offering
  price).......................   None       None          None            None
Redemption Fee (as a percentage
  of amount redeemed, if
  applicable)..................   None(1)    None(1)       None(1)         None(1)
Exchange Fee...................   None       None          None            None

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

                               CURRENT     PRO FORMA       CURRENT        PRO FORMA
                                RETAIL       RETAIL     INSTITUTIONAL   INSTITUTIONAL
                              CLASS A(2)   CLASS A(3)     CLASS(2)        CLASS(3)
                              ----------   ----------   -------------   -------------
  Investment Advisory
    Fees....................     0.65%        1.00%         0.65%           1.00%
  Distribution (12b-1)
    Fees....................     0.40%        0.40%         None            None
  Other Expenses............     0.40%        0.45%         0.40%           0.45%
                                 ----         ----          ----            ----
Total Annual Portfolio
  Operating Expenses........     1.45%        1.85%         1.05%           1.45%
  Fee Waivers and Expense
    Reimbursements..........     0.31%        0.35%         0.08%           0.05%
                                 ----         ----          ----            ----
Total Net Operating
  Expenses..................     1.14%        1.50%         0.97%           1.40%
                                 ====         ====          ====            ====

---------------
(1) If redemption proceeds are wired to a bank account, a $10 fee is applicable.

(2) Currently, AIA has agreed to contractually waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.14% for Retail Class A and 0.97% for Institutional Class Shares until August 31, 2001. The Portfolio's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because AIA is waiving a portion of the fees in order to keep total operating expenses at a specified level.

AIA may discontinue all or part of these waivers at any time. With these fee waivers, the Portfolio's actual total operating expenses are as follows:

International Equity Selection Portfolio -- Retail Class A
  (Current).................................................  1.04%
International Equity Selection Portfolio -- Institutional
  Class (Current)...........................................  0.93%

(3) If the changes to the Portfolio's investment objectives and policies are approved by the shareholders and implemented, AIA has agreed contractually to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.50% for Retail Class A Shares and 1.40% for Institutional Class Shares until August 31, 2001.

EXAMPLE

     This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

     The Example also assumes that each year your investment has a 5% return and Portfolio expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

                       CURRENT    PRO FORMA       CURRENT         PRO FORMA
                       RETAIL      RETAIL      INSTITUTIONAL    INSTITUTIONAL
                       CLASS A     CLASS A         CLASS            CLASS
                       -------    ---------    -------------    -------------
1 Year...............  $  264      $  620         $   99           $  143
3 Years..............  $  572      $  997         $  326           $  454
5 Years..............  $  901      $1,397         $  572           $  787
10 Years.............  $1,833      $2,514         $1,275           $1,731

     This Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

     For the fiscal year ended April 30, 2000, the aggregate fees paid by the Trust to AIA, with respect to the Portfolio, were approximately $223,000. The amount waived was approximately $34,000. If the proposed fee (after contractual waivers) had been in effect during the same year, AIA would have received $325,000, which equals a 0.30% increase.

INFORMATION ABOUT AIA

     AIA is a wholly-owned subsidiary of Allfirst Bank (formerly, First National Bank of Maryland). AIA was organized in 1995 and provides investment management and advisory services to individuals, corporate and institutional clients, pension plans, common and collective trust funds, and mutual funds. As of March 31, 2000, AIA had approximately $14.7 billion in assets under management. AIA's principal business address is 100 E. Pratt Street, Baltimore, MD 21202.

     The following is a list of the directors and principal executive officers of AIA. The business address of each individual listed below is 100 E. Pratt Street, Baltimore, MD 21202.

NAME                      POSITION WITH AIA         PRINCIPAL OCCUPATION
----                      -----------------         --------------------
Jeremiah E. Casey         Director and Chairman of  Retired
                          the Board

Rick A. Gold              Director, Interim         Executive Vice President,
                          President                 Asset Management Group,
                                                    Allfirst Financial Inc.

Timothy J. Hynes, III     Director                  Senior Vice President,
                                                    Allfirst Bank

Kathy A. Jackson          Director                  President, Allfirst Trust
                                                    Co., N.A.

Mark A. Mullican          Director                  President, Allfirst
                                                    Brokerage Corp.

J. Eric Leo               CIO, Managing Director    Head of Equity Investments,
                                                    Allied Investment Advisors,
                                                    Inc.

Steven M. Gradow          Managing Director         Head of Fixed Income
                                                    Investments, Allied
                                                    Investment Advisors, Inc.

Charles E. Knudsen, III   Managing Director         Head of Institutional
                                                    Portfolio Management, Allied
                                                    Investment Advisors, Inc.

Robert T. Sweet           Managing Director         Chief Economist, Allied
                                                    Investment Advisors, Inc.

BOARD CONSIDERATIONS

     On December 10, 1999, the Board, including the Independent Trustees, unanimously approved, subject to the required shareholder approval described herein, an amendment to the Compensation Schedule of the Advisory Agreement between AIA and the Trust with respect to the Portfolio. In determining to recommend the amended Advisory Agreement to sharehold-ers, the Board considered, among other factors, that the proposed advisory fee increase superficially appears disadvantageous to the Portfolio's shareholders. Currently, the Portfolio is a fund of funds that invests only in other mutual funds. As such, the investment advisory fee paid at the Portfolio level is in addition to the investment advisory fees paid with respect to each of the Portfolio's mutual fund holdings. A similar analysis applies to the other fees that may be charged by the underlying funds. Under the proposed change in investment policy described under Proposal 1, the Portfolio will invest directly in foreign securities, and thus eliminate investment advisory and other fees with respect to portfolio management and other expenses paid by the underlying mutual funds. The Board also considered that while the expenses attributable to the underlying mutual funds will be eliminated, the Portfolio will incur other expenses such as custody fees or transaction expenses. When such a change in investment policy is contemplated, an increase in these fees is expected as a result of increased direct investment in foreign securities. The Board reasoned that the change in the actual cost structure could be advantageous to the Portfolio's shareholders.

     The Board also considered a number of other factors relating to the proposed fee increase, including the following: (1) the nature, quality and scope of the services provided by AIA; (2) AIA's investment performance; (3) the mutual-fund related revenues and expenses of AIA; (4) whether the Portfolio and its shareholders benefit from any economies of scale; (5) the investment advisory fees payable by comparable investment companies; and (6) the current expense ratio of the Portfolio as compared to the anticipated pro forma expense ratio of the Portfolio. The Board considered AIA's representation that the proposed fee increase was comparable to advisory fees for other mutual funds with similar objectives, size, and cost structures. The Board also considered AIA's proposed contractual fee waiver with respect to the Portfolio and the fact that AIA expected to continue waiving fees in order to maintain an expense ratio at a level comparable to other such mutual funds. In addition, the Board considered AIA's proposal to appoint AIB Govett, Inc. ("AIB Govett") as subadvisor and pay AIB Govett a monthly subadvisory fee at an annual rate equal to 0.50% of the Portfolio's average daily net assets. (See Proposal No. 3).

     In particular, the Board considered that, as the Portfolio is currently structured, the investment advisors of the underlying funds determine in which securities the funds will invest. Under the restructuring, this function will be performed by AIA (or a subadvisor). Thus, an increase in the investment advisory fee is warranted based on the additional duties to be performed by AIA (or a subadvisor) as well as the fact that the Portfolio will be managed individually rather than as a fund of funds. Additionally, the Board noted that the higher fee is comparable to investment advisory fees paid by other international equity funds in the Portfolio's peer group.

     After consideration of these and other relevant factors, the Board determined that the proposed amendment to the Advisory Agreement was in the best interests of the Portfolio and its shareholders. Based on this determination, the Board, including its Independent Trustees, unanimously approved the proposed amendment to the Advisory Agreement and recommended approval by the shareholders.

VOTE REQUIRED

     Approval of Proposal 2 requires the affirmative vote of the holders of the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding Portfolio shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding shares of the Portfolio entitled to vote at the Meeting. The proposed amendment to the Advisory Agreement is completely contingent upon the approval of Proposal 1 and will not become effective unless Proposal 1 is approved. If Proposal 1 is not approved, AIA will continue to perform its duties under the current advisory agreement and the Portfolio will continue to invest in other mutual funds, until the Board decides what further action to take with respect to the Portfolio.

                         THE BOARD RECOMMENDS THAT YOU
                             VOTE "FOR" PROPOSAL 2.

                                PROPOSAL NO. 3:

      APPROVAL OF AN INVESTMENT SUBADVISORY CONTRACT WITH AIB GOVETT, INC.

INTRODUCTION

     The Board and AIA propose that AIB Govett be appointed subadvisor of the Portfolio. AIB Govett is an affiliate of AIA, since both companies are indirect subsidiaries of Allied Irish Banks, plc ("AIB"). The proposed retention of AIB Govett is based primarily on the desire of the Board and AIA to have AIB Govett manage the Portfolio following the restructuring described under Proposal 1. AIB Govett has been a global money manager for over 60 years with an emphasis on capital growth through investments and a solid track record in global money management. If AIB Govett is approved as subadvisor, AIA will allocate all of the Portfolio's assets to AIB Govett subject to the oversight of the Board. AIB Govett will provide day-to-day management services and make investment decisions on behalf of the Portfolio in accordance with its investment policies. AIB Govett will utilize a portfolio management team under the supervision of John Murray and Eileen Fitzpatrick, Joint Chief Investment Officers of AIB Govett, to manage the Portfolio's investments.

     At a meeting held on December 10, 1999, the Board determined that it would be in the best interest of the Portfolio and its shareholders to retain AIB Govett as the Portfolio's investment subadvisor. In making this decision, the Board considered, among other factors, the expertise that AIB Govett offers in providing portfolio management services to other international equity portfolios. The Board also considered the experience of the persons supervising the management team, and the financial strength and quality of services offered by AIB Govett.

     Accordingly, the Board unanimously voted that (1) subject to shareholder approval, AIB Govett be appointed as subadvisor to the Portfolio, and (2) the proposed investment subadvisory agreement between AIA and AIB Govett ("Subadvisory Agreement") be approved and submitted for shareholder approval. These decisions included the unanimous approval of the Independent Trustees of the Trust.

DESCRIPTION OF SUBADVISORY AGREEMENT

     Under the Subadvisory Agreement, AIB Govett will manage the investment of the Portfolio and will be responsible for placing all orders for the purchase and sale of portfolio securities, subject to the supervision of the Board and AIA. As compensation for AIB Govett's services and for expenses borne by AIB Govett under the Subadvisory Agreement, AIB Govett will be paid a monthly subadvisory fee by AIA (not by the Trust) at an annual rate equal to 0.50% of the Portfolio's average daily net assets.

     The Subadvisory Agreement provides that AIB Govett will not be liable for against any error of judgment or mistake of law or for any losses suffered by the Portfolio or AIA in connection with the matters to which the Subadvisory Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption, or sale of any security, except that AIB Govett may be held liable to the extent that such losses resulted from AIB Govett's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by AIB Govett of its duties.

     If approved by shareholders, the Subadvisory Agreement would be executed promptly by AIA and AIB Govett and become effective on or about August 8, 2000. Unless sooner terminated, it would remain in effect for one year following its effective date. Thereafter, it would continue automatically for successive annual periods, provided that it is specifically approved at least annually (1) by a vote of a majority of the Independent Trustees and (2) by the vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio. The Trust may terminate the proposed Subadvisory Agreement, without penalty, by a vote of the Board or a majority of its outstanding voting securities of the Portfolio, on 60 days' written notice to AIB Govett. AIA may at any time terminate the Subadvisory Agreement upon 60 days' written notice to AIB Govett, without penalty. AIB Govett may at any time terminate the Subadvisory Agreement upon 60 days' written notice to AIA and the Trust. The Subadvisory Agreement automatically will terminate without penalty in the event of its assignment. For the Subadvisory Agreement, see Exhibit B.

INFORMATION ABOUT AIB GOVETT

     AIB Govett is registered as an investment advisor under the Investment Advisers Act of 1940, as amended ("Advisers Act"). AIB Govett is a wholly owned subsidiary of AIB Asset Management Holdings Limited ("AIBAMH") which is a majority-owned subsidiary of AIB. AIB owns 85.5% of AIBAMH and is Ireland's largest banking and financial services institution. AIB Govett and its affiliates AIB Govett Asset Management Limited and AIB Investment Managers Limited are part of a broad network of offices worldwide, with principal offices located in London, Dublin, San Francisco, and Singapore. These offices are supported by a global network of investment/research offices in Baltimore, Budapest, Rio de Janeiro, and Poznan. AIB Govett serves as investment subadvisor to two other U.S. mutual fund portfolios. AIBAMH had, as of March 31, 2000, approximately $16.97 billion under management, primarily in non-U.S. funds. For a list of investment companies having a similar investment policy to the Portfolio which are subadvised by AIB Govett, including AIB Govett's rates of compensation, see Exhibit A. AIB Govett is located at 250 Montgomery Street, Suite 1200, San Francisco, CA 94104. AIBAMH's principal business address is Shackleton House, 4 Battle Bridge Lane, London, SE1 2HR, England.

     The names, titles, and principal occupations of the directors and executive officers of AIB Govett are set forth in the following table:

        NAME          POSITION WITH AIB GOVETT       PRINCIPAL OCCUPATION
        ----          ------------------------       --------------------
Keith E. Mitchell     Managing Director and     Managing Director and
                      President                 President, AIB Govett, Inc.

Colm Doherty          Chairman                  Head of AIB Capital
                                                Markets -- Investment Banking,
                                                Allied Irish Banks, p.l.c.

Noel McEnvoy          Director                  Chief Executive Officer, AIB
                                                Asset Management Holdings
                                                Limited

John Murray           Joint Chief Investment    Joint Chief Investment Officer,
                      Officer                   AIB Govett, Inc.

Eileen Fitzpatrick    Joint Chief Investment    Joint Chief Investment Officer,
                      Officer                   AIB Govett, Inc.

Colin Kreidewolf      Senior Vice President,    Senior Vice President, Chief
                      Chief Financial Officer   Financial Officer, AIB Govett,
                                                Inc.

Paul Runge            Senior Vice President     Senior Vice President, AIB
                                                Govett, Inc.

Lee Cook              Senior Vice President     Senior Vice President, AIB
                                                Govett, Inc.

     The principal business address of each person listed above is 250 Montgomery Street, Suite 1200, San Francisco, CA 94104.

RECOMMENDATION OF THE BOARD OF TRUSTEES

     The Board approved the appointment of AIB Govett as investment subadvisor to the Portfolio and recommends that shareholders approve the proposed Subadvisory Agreement. In approving the Subadvisory Agreement, the Board analyzed the factors discussed above and other factors that would affect positively or negatively the provision of portfolio management services.

     The Board recommends that AIB Govett be retained as investment subadvisor to the Portfolio. If Proposal 3 is not approved by shareholders, AIA will continue as the Portfolio's investment advisor and will have investment discretion with respect to 100% of the Portfolio's assets. The Trustees would then consider whether any other arrangements for the provision of investment advisory services are appropriate and in the best interests of the Portfolio's shareholders.

VOTE REQUIRED

     Approval of Proposal 3 requires the affirmative vote of the holders of the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding Portfolio shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding shares of the Portfolio entitled to vote at the Meeting. The retention of AIB Govett, as investment subadvisor to the Portfolio, is completely contingent upon the approval of Proposals 1 and 2, and will not become effective unless those proposals are approved. If Proposals 1 and 2 are not approved, AIA will continue to perform its duties under the current advisory agreement and the Portfolio will continue to invest in other mutual funds, until the Board decides what further action to take with respect to the Portfolio.

                         THE BOARD RECOMMENDS THAT YOU
                             VOTE "FOR" PROPOSAL 3.

                              GENERAL INFORMATION

DISTRIBUTION, ADMINISTRATIVE AND TRANSFER AGENCY SERVICES

     SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456, serves as the distributor of the Portfolio's shares. SEI Investments Mutual Funds Services, One Freedom Valley Drive, Oaks, PA 19456, serves as the Portfolio's administrator. Allfirst Trust Company N.A., 25 South Charles Street, Baltimore, MD 21201, also provides administrative services to the Portfolio pursuant to a sub-administration agreement with SEI Investments Mutual Funds Services. The Portfolio's transfer agent is SEI Investments Management Corporation, One Freedom Valley Drive, Oaks, PA 19456. SEI Investments Management Corporation has subcontracted transfer agency services to State Street Bank and Trust Company, One Heritage Drive, North Quincy, MA 02171.

SOLICITATION OF PROXIES

     The Trust will request brokerage firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares held of record by such persons. The Trust may reimburse such brokerage firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, certain officers and regular agents of the Trust, who will receive no additional compensation for their services, may use their efforts, by telephone or otherwise, to request the return of proxies. The costs associated with such solicitation and the Meeting will be borne by AIB Govett.

OTHER BUSINESS

     The Board does not know of any matters to be presented at the Meeting other than those as set forth herein, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named as proxies in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Portfolio.

SHAREHOLDER PROPOSALS

     A shareholder's proposal intended to be presented at any subsequent meeting of shareholders of the Portfolio must be received by the Trust a reasonable time before the Board of Trustees makes the solicitation relating to such meeting, in order to be included in the Portfolio's proxy statement and form of proxy relating to such meeting. Shareholders should send their written proposals to the Secretary of the Trust, One Freedom Valley Drive, Oaks, PA 19456. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Portfolio's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws. Normally, there will be no annual meeting of shareholders in any year, except as required under the 1940 Act.

Dated: July 14, 2000

                                                                       EXHIBIT A

                         FEE CHART FOR COMPARABLE FUNDS
                                 SUBADVISED BY
                                   AIB GOVETT

                                                             TOTAL AVERAGE
                                                           NET ASSETS FOR THE
                                     ADVISORY FEE            MOST RECENTLY
                                (BASED ON AVERAGE DAILY        COMPLETED
FUND                                  NET ASSETS)             FISCAL YEAR
----                            -----------------------    ------------------
Govett International Equity
  Fund........................           1.50%                $21,100,000
Govett Securities &
  Investments
  Limited -- International
  Equity Portfolio -- Jersey
  Channel Islands.............           1.50%                $17,400,000

                                                                       EXHIBIT B

                       INVESTMENT SUB-ADVISORY AGREEMENT

     AGREEMENT executed as of ____________ __, 2000 by and between Allied Investment Advisors, Inc., a Maryland corporation (the "Adviser"), AIB Govett, Inc., a Maryland corporation (the "Sub-Adviser"), and ARK Funds, a Massachusetts business trust (the "Trust"), on behalf of its International Equity Selection Portfolio (the "Fund");

     WHEREAS, the Adviser is the investment adviser for each of the portfolios of the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Adviser desires to retain the Sub-Adviser as its agent to furnish investment advisory services for the Fund;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

          1. Appointment.  The Adviser hereby appoints the Sub-Adviser to
             ------------
     provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

          2. Delivery of Documents.  The Adviser has furnished the Sub-Adviser
             ----------------------
     with copies properly certified or authenticated of each of the following:

             (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts on March 19, 1993, and all amendments and supplements thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

             (b) The Trust's By-Laws and all amendments thereto;

             (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Sub-Adviser and approving this Agreement;

             (d) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act"), (File No.

        33-53690) and under the 1940 Act (File No. 811-7310), as filed with the Securities and Exchange Commission ("SEC") and all amendments thereto insofar as such Registration Statement and such amendments relate to the Fund; and

             (e) The Trust's most recent prospectus and Statement of Additional Information for the Fund (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the "Prospectus").

     The Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

          3. Management.  Subject to the supervision of the Trust's Board of
             -----------
     Trustees and the Adviser, the Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Fund and place all orders for the purchase and sale of securities, all on behalf of the Fund. In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Fund (as set forth in Section 8, below), and will monitor the investments of the Fund, and will comply with the provisions of the Trust's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. The Sub-Adviser and the Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. The Sub-Adviser shall also make itself available to the Board of Trustees at such times as the Board of Trustees shall reasonably request.

          The Sub-Adviser represents and warrants that it is in compliance with all applicable rules and regulations of the SEC pertaining to its investment advisory activities and agrees that it:

             (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

             (b) will conform with all applicable rules and regulations of the SEC pertaining to its investment advisory activities;

             (c) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Sub-Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research, analysis, advice and other services. In no instance will portfolio securities be purchased from or sold to any affiliated person of either the Trust, the Adviser, or the Sub-Adviser, except as may be permitted under the 1940 Act;

             (d) will report regularly to the Adviser and will make appropriate persons available for the purpose of reviewing at reasonable times with representatives of the Adviser and the Board of Trustees the management of the Fund, including, without limitation, review of the investment strategies of the Fund, the performance of the Fund in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser;

             (e) will maintain books and records with respect to the Fund's securities transactions and will furnish the Adviser and the Trust's Board of Trustees such periodic and special reports as the Board of Trustees or the Adviser may request; and

             (f) will act upon instructions from the Adviser not inconsistent with the fiduciary duties hereunder.

        The Sub-Adviser shall have the right to execute and deliver, or cause its nominee to execute and deliver, all proxies and notices of meetings and other notices affecting or relating to the securities of the Fund.

          4. Books and Records.  In compliance with the requirements of Rule
             ------------------
     31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund, on behalf of the Trust, are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

          5. Expenses.  During the term of this Agreement, the Sub-Adviser will
             ---------
     pay all expenses incurred by it in connection with its activities under this Agreement.

          6. Compensation.  For the services to be provided by the Sub-Adviser
             -------------
     pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee as set forth on the Fee Schedule attached to this Agreement.

          7. Services to Others.  The Adviser understands, and has advised the
             -------------------
     Trust's Board of Trustees, that the Sub-Adviser now acts, and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies. The Adviser has no objection to the Sub-Adviser's acting in such capacities, provided that whenever the Fund and one or more other investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed by the Sub-Adviser to be equitable to each company. The Adviser recognizes, and has advised the Trust's Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. In addition, the Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature so long as its services under this Agreement are not impaired thereby.

          8. Limitation of Liability of Sub-Adviser.  The Sub-Adviser shall not
             ---------------------------------------
     be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption, or sale of any security on behalf of the Fund, except a loss resulting from the willful misfeasance, bad faith or gross negligence of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

          9. Duration and Termination.  This Agreement will become effective as
             -------------------------
     of the date hereof provided that it has been approved by vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, will continue in effect for successive periods of 12 months, each ending on the day preceding the anniversary of the Agreement's effective date of each year, provided that such continuation is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of the Trust, the Sub-Adviser, or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or, as to each Fund, by the vote of the holders of a majority of the outstanding voting securities of the Fund.

          Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, by the Adviser, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days' written notice to the Sub-Adviser and by the Sub-Adviser on sixty (60) days' written notice to the Adviser and the Trust. This Agreement will terminate automatically upon termination of the investment advisory agreement between the Trust and the Adviser. This Agreement will automatically and immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" have the same meaning of such terms in the 1940 Act).

          10. Amendment of this Agreement.  No material provision of this
              ----------------------------
     Agreement may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

          11. Miscellaneous.  The captions in this Agreement are included for
              --------------
     convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

     The names "ARK Funds" and "Trustees of ARK Funds" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "ARK Funds" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust. Persons dealing with a Fund must look solely to the assets of the Trust belonging to the Fund for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                             ALLIED INVESTMENT ADVISORS, INC.

                             By: ------------------
                             Name: ------------------
                             Title: ------------------

                             AIB GOVETT, INC.

                             By: ------------------
                             Name: ------------------
                             Title: ------------------

                             ARK FUNDS

                             By: ------------------
                             Name: ------------------
                             Title: ------------------

ARK FUNDS
530 E. SWEDESFORD ROAD
WAYNE, PA 19087

                                    ARK FUNDS

                    INTERNATIONAL EQUITY SELECTION PORTFOLIO

                            ONE FREEDOM VALLEY DRIVE
                                 OAKS, PA 19456

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                  AUGUST 8, 2000

     This Proxy is Solicited on Behalf of the Board of Trustees of ARK Funds

The undersigned Shareholder(s) of the ARK International Equity Selection Portfolio ("the Portfolio") hereby appoint(s) James Foggo, Laurie Brooks and Timothy Barto, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders ("the Meeting") of the Portfolio to be held on Tuesday, August 8, 2000, and any adjournment thereof, to vote all of the shares of the Portfolio that the signer would be entitled to vote on the proposals set forth below if personally present at the Meeting and on any matters brought before the Meeting, as is set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL.

                      PLEASE DATE, SIGN AND RETURN PROMPTLY

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

     Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below the signature.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]
                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

ARK INTERNATIONAL EQUITY SELECTION PORTFOLIO

Vote On Proposals

1.   To approve a change in investment policy                          FOR              AGAINST           ABSTAIN
     whereby the Portfolio would invest directly                      [   ]              [   ]             [   ]
     in the securities of companies located in
     countries other than the United States, rather
     than in shares of mutual funds investing in
     these companies.

2.   To approve an increase in the investment advisory fee
     payable by the Portfolio to Allied Investment Advisors,          [   ]              [   ]             [   ]
     Inc.

3.   To approve an investment subadvisory
     contract with AIB Govett, Inc.                                   [   ]              [   ]             [   ]

4. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.


                                            Date ------------


-------------------------------------------------------------
Shareholder sign here               Co-owner sign here